                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): MARCH 10, 1998

                        COMPUTER LEARNING CENTERS, INC.

             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        0-26040                      36-3501869
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification
      of incorporation)                                                  Number)

   11350 RANDOM HILLS ROAD
          SUITE 240
      FAIRFAX, VIRGINIA                                   22030
    (Address of principal                               (Zip Code)
     executive offices)

Registrant's telephone number, including area code:      (703) 359-9333
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             ------------------------------------------------------

         (Former name or former address, if changed since last report)

Item 5. Other Events

   On March 10, 1998, Computer Learning Centers, Inc. ("CLC") announced that the Company was served with a complaint on March 10, 1998 by the Attorney General of the State of Illinois alleging that the Company violated the state's Private Business and Vocational School Act and the Consumer Fraud and Deceptive Business Practices Act for students enrolled at its Schaumburg, Illinois Learning Center.

Item 7. Financial Statements and Exhibits

   (c) Exhibits

99.1 Press Release dated March 10, 1998 relating to CLC Schaumburg complaint




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUTER LEARNING CENTERS, INC.


                                         By:   /s/ CHARLES L. COSGROVE
                                            ------------------------------
                                                   Charles L. Cosgrove
                                                  Chief Financial Officer

Date: March 16, 1998






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                            INDEX TO EXHIBITS

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

EXHIBIT NO.                      DESCRIPTION                        PAGE NO.
-----------   -------------------------------------------------     --------

   99.1       Press Release Dated March 10, 1998 relating to           5
              CLC Schaumburg complaint.

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